UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22563

Mairs & Power Funds Trust
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

Andrea C. Stimmel, Chief Compliance Officer & Treasurer, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	December 31, 2016

Date of reporting period:	June 30, 2016

Item 1. Reports to Stockholders.

MAIRS & POWER FUNDS

Investing for the long-term

SEMI-ANNUAL REPORT

JUNE 30, 2016

- GROWTH FUND (MPGFX)

est. 1958

- BALANCED FUND (MAPOX)

est. 1961

- SMALL CAP FUND (MSCFX)

est. 2011

Mairs & Power W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101 www.mairsandpower.com

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited)

June 30, 2016

Market Overview

The market turned a page at the start of the year and we are seeing a very different story play out compared to a year ago. In 2015, the consumer sectors were the only parts of the economy that seemed to work for investors as the market struggled with the impacts of a rapid fall in oil prices and rapid rise of the dollar against most foreign currencies, hurting the energy sector and export-oriented industrial companies in particular.

With those rapid and dramatic price adjustments now behind us, both factors are neutral to slight tailwinds on a year-over-year basis. In addition, the first half of 2016 saw broad participation across most sectors accompanied by encouraging signs of accelerating economic growth. In the second quarter of this year, forecasted Gross Domestic Product (GDP) growth was revised upward from 0.8% to an annual rate approaching 3%. The services sector remained fairly strong in the second quarter and continues to be the primary driver of economic growth. Industrial and materials sector stocks, having risen sharply in the first quarter as the market anticipated manufacturers would begin to feel less headwind from the strong dollar, continued to benefit from positive economic news. Toward the end of the second quarter, a survey of manufacturers reported new orders grew for the fifth consecutive month, the best streak for this survey since last summer. In addition, the composite Purchasing Managers' Index (PMI), which measures several manufacturing indicators, including employment, inventories, orders, and production, was also up. It looks like the worst of the manufacturing slowdown is behind us.

The consumer side of the economy delivered mixed signals, however. Weaker than expected job growth in May and continued moderate wage growth put a damper on consumer spending expectations as stocks in the consumer discretionary sector remained weak. On the other hand, housing remained surprisingly strong, mortgage applications were well ahead of expectations, auto sales remain at all-time highs and retail sales were robust.

The decision by British voters on June 23rd to leave the European Union within two years caused a sharp two day decline in the U.S. market with the S&P 500 down more than 5%. It was followed by a quick recovery that brought the market nearly back to the level where the decline started and up 2% for the quarter. The Federal Reserve once again took a pass on raising interest rates as the negative interest rates in Europe and Japan on over $9 trillion in government issued debt are beginning to spill into our fixed income markets. As the market searches for yield, the overall corporate bond market has been strong, with longer maturity instruments outperforming equities in the quarter.

Outlook

A look at valuations indicates a market that, while not overpriced, is near its long-term average based on dividend yield and is slightly above its long-term average on a forward price per earnings (P/E) ratio. The market has been strong the first six months, and while we remain positive on equities for the long run, we may be entering a period of lower returns in the near-term. In this environment, stock selection is increasingly important and we continue to find plenty of stock positions worth adding to.

The historic Brexit vote has added a degree of uncertainty and volatility to the market but the ultimate outcome and impacts are unknown. While the British pound weakened after the vote, the Euro has come back near its pre-Brexit vote level. The biggest potential currency risk we see would result from Japan attempting to generate growth by devaluing the yen relative to the dollar which would potentially impact companies that compete against Japanese exporters. We will continue to stay on top of developments, but won't make investment decisions based on day-to-day news. In this environment, we may see short-term market displacements which present opportunities. Our focus will continue to be on identifying strong companies with a durable competitive advantage that are well positioned to outperform their peers over the long-term.

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited) (continued)

Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country's borders in a specific time period, though GDP is usually calculated on an annual basis.

Purchasing Managers' Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

Dividend Yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

P/E (price per earnings) Ratio is the ratio of a company's share price to its per-share earnings.

S&P 500 Total Return (TR) Index (S&P 500) is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

MAIRS & POWER GROWTH FUND (unaudited)

To Our Shareholders:  June 30, 2016

Stock selection drove relative performance as the Growth Fund gained 3.78% in the second quarter and 11.03% for the first six months of the year, outpacing its benchmark index and peer group for both periods. The S&P 500 Total Return (TR) benchmark was up 2.46% and 3.84% and the Lipper Multi-Cap Core Funds Index of peers gained 2.18% and 3.21% for the quarter and the first six months, respectively. On a sector basis, health care, industrials and materials were the leading contributors to performance while consumer discretionary was weak on a relative basis in both periods.

The Fund's strong performance year-to-date demonstrates the benefits of our long-term investment approach and reinforces the effectiveness of our disciplined investment process. As the market struggled last year with the rapid decline in oil prices and strengthening dollar against other major currencies, we used the weakness to increase positions selectively where we found attractive valuations, focusing, as always, on companies with a durable competitive advantage. In 2016, the market again began to recognize the attractiveness of these great companies, benefiting Fund performance.

Despite market valuations near their long-term averages, we continue to find plenty of opportunity to put money to work and have been buying names such as U.S. Bancorp (USB), Hormel (HRL) and Disney (DIS) as well as establishing new positions in United Health Group (UNH) and Great Western Bank (GWB).

MAIRS & POWER GROWTH FUND (MPGFX)

Top Performers

Second Quarter (3/31/16 – 6/30/16)		Year To Date (12/31/15 – 6/30/16)
St. Jude Medical, Inc.	39.36%	Valspar Corp.	26.40%
Bio-Techne Corporation	16.85%	St. Jude Medical, Inc.	22.43%
Pfizer Inc.	16.33%	General Mills, Inc.	19.85%
Medtronic, Inc.	13.23%	Toro Co.	16.87%
Johnson & Johnson	9.65%	Johnson & Johnson	14.25%

Weak Performers

Second Quarter (3/31/16 – 6/30/16)		Year To Date (12/31/15 – 6/30/16)
Cray Inc.	-31.07%	MTS Systems Corp.	-34.70%
MTS Systems Corp.	-30.41%	Wells Fargo & Co.	-16.77%
Hormel Foods Corp.	-17.82%	Principal Financial Group	-12.44%
Target Corp.	-17.60%	Hormel Foods Corp.	-11.28%
Graco, Inc.	-8.38%	U.S. Bancorp	-9.32%

Past performance is no guarantee of future results.

We are not the only investors finding compelling values in some of these stocks. During the first half of the year, we saw announcements that two of our long time portfolio companies were being acquired for substantial premiums over their recent trading ranges, further contributing to the Fund's performance. In the first quarter report, we mentioned that the paint and coatings company Valspar (VAL) is being bought by Sherwin Williams (SHW), with the transaction expected to close in the first quarter of next year. As we discussed last quarter, Valspar complements Sherwin Williams' U.S. presence with a solid international footprint. In the second quarter, Minneapolis-based medical device maker St. Jude Medical (STJ) announced it is being bought by Abbott Laboratories (ABT), with the sale expected to close by the end of this year, creating a clear global leader in cardiac devices. Both of these strategic buyers recognized some of the same competitive strengths that had originally attracted our investment interest and over time continued to reinforce our conviction. In fact, St. Jude was one of the companies we were opportunistically buying on weakness prior to the acquisition

MAIRS & POWER GROWTH FUND (unaudited) (continued)

announcement. Both transactions will result in large capital gains for the Fund. We have taken advantage of strength in Valspar to pare back our positions allowing us to redeploy the funds elsewhere.

Mark L. Henneman Lead Manager	Andrew R. Adams Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Growth Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices and greater fluctuations in price than U.S. corporations.

Diversification does not guarantee profit or protect against loss.

S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Lipper Multi-Cap Core Funds Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2016

Ten years of investment performance (through June 30, 2016)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2016

	1 year	5 years	10 years	20 years
Mairs & Power Growth Fund	8.21%	12.88%	8.44%	10.72%
S&P 500 Total Return Index(1)	3.99%	12.10%	7.42%	7.87%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
FUND INFORMATION (unaudited)  June 30, 2016

Portfolio Managers

Mark L. Henneman, lead manager since July 1, 2013, co-manager from January 1, 2006 through June 30, 2013
University of Minnesota, MBA Finance 1990

Andrew R. Adams, co-manager since January 1, 2015,
University of Wisconsin-Madison, MS Finance 1997

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$115.16
Expense Ratio	0.66%[1]
Portfolio Turnover Rate	6.30%
Sales Charge	None[2]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 3

Ecolab Inc	4.4%
US Bancorp/MN	4.2
St Jude Medical Inc	4.0
3M Co	3.9
Honeywell International Inc	3.7
Johnson & Johnson	3.7
Medtronic PLC	3.6
Bemis Co Inc	3.5
General Mills Inc	3.4
Graco Inc	3.4

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 98.6%
Industrials	28.7%
Health Care	23.2
Materials	12.9
Financials	10.9
Information Technology	9.7
Consumer Staples	5.8
Consumer Discretionary	4.7
Energy	2.7
Short-term Investments 1.4%[4]	1.4
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2016.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs & Power, Inc. (the "Adviser").

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2016

Shares	Security Description	Fair Value
	COMMON STOCKS 98.6%
	CONSUMER DISCRETIONARY 4.7%
1,420,000	Target Corp	$99,144,400
1,020,000	Walt Disney Co/The	99,776,400
		198,920,800
	CONSUMER STAPLES 5.8%
2,030,000	General Mills Inc	144,779,600
2,770,000	Hormel Foods Corp	101,382,000
		246,161,600
	ENERGY 2.7%
1,450,000	Schlumberger Ltd (a)	114,666,000
	FINANCIALS 10.9%
670,000	American Express Co	40,709,200
1,910,000	Associated Banc-Corp	32,756,500
660,000	Great Western Bancorp Inc	20,816,400
1,730,000	Principal Financial Group Inc	71,120,300
270,000	Travelers Cos Inc/The	32,140,800
4,470,000	US Bancorp/MN	180,275,100
1,850,000	Wells Fargo & Co	87,560,500
		465,378,800
	HEALTH CARE 23.2%
60,000	Abbott Laboratories	2,358,600
1,160,000	Baxter International Inc	52,455,200
890,000	Bio-Techne Corp	100,365,300
1,290,000	Johnson & Johnson	156,477,000
1,790,000	Medtronic PLC (f)	155,318,300
880,000	Patterson Cos Inc	42,143,200
2,650,000	Pfizer Inc	93,306,500
2,680,000	Roche Holding AG ADR (e)	88,306,000
102,258	Shire PLC ADR (e)	18,823,653
2,180,000	St Jude Medical Inc	170,040,000
245,000	UnitedHealth Group Inc	34,594,000
600,000	Zimmer Holdings Inc	72,228,000
		986,415,753
	INDUSTRIALS 28.7%
950,000	3M Co	166,364,000
1,320,000	CH Robinson Worldwide Inc	98,010,000
3,630,000	Donaldson Co Inc	124,726,800
1,200,000	Emerson Electric Co	62,592,000
1,450,000	Fastenal Co	64,365,500

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2016

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
280,000	G&K Services Inc, Class A	$21,439,600
540,000	Generac Holdings Inc (b)	18,878,400
2,170,000	General Electric Co	68,311,600
1,810,000	Graco Inc	142,971,900
1,360,000	Honeywell International Inc	158,195,200
1,660,000	Pentair PLC (a)	96,761,400
230,000	Proto Labs Inc (b)	13,238,800
1,400,000	Toro Co/The	123,480,000
590,000	United Parcel Service Inc, Class B	63,554,800
		1,222,890,000
	INFORMATION TECHNOLOGY 9.7%
610,000	Badger Meter Inc	44,548,300
1,700,000	Corning Inc	34,816,000
2,000,000	Cray Inc (b)	59,840,000
780,000	Fiserv Inc (b)	84,809,400
723,135	MTS Systems Corp	31,702,239
348,891	NVE Corp (d)	20,462,457
1,020,000	QUALCOMM Inc	54,641,400
930,000	Stratasys Ltd (a) (b)	21,287,700
3,050,000	Western Union Co/The	58,499,000
		410,606,496
	MATERIALS 12.9%
2,920,000	Bemis Co Inc	150,350,800
1,589,999	Ecolab Inc	188,573,881
2,481,600	HB Fuller Co	109,165,584
950,000	Valspar Corp/The	102,628,500
		550,718,765
	TOTAL COMMON STOCKS (cost $2,318,555,556)	$4,195,758,214
	SHORT-TERM INVESTMENTS 1.1%
48,777,404	First American Prime Obligations Fund, Class Z, 0.27% (c) (cost $48,777,404)	$48,777,404
	TOTAL INVESTMENTS 99.7% (cost $2,367,332,960)	$4,244,535,618
	OTHER ASSETS AND LIABILITIES (NET) 0.3%	11,088,305
	TOTAL NET ASSETS 100.0%	$4,255,623,923

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2016

(a)  Foreign security denominated in U.S. dollars. As of June 30, 2016, these securities represented $232,715,100 or 5.5% of total net assets.

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2016.

(d)  Affiliated company at June 30, 2016.

(e)  American Depositary Receipt.

(f)  Issuer headquartered overseas but considered domestic. In determining whether a security is foreign or domestic, the Adviser will generally look at the location of the headquarters of the issuer. However, if the issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, or 3) where it earns the majority of its profits.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER BALANCED FUND (unaudited)

To Our Shareholders:  June 30, 2016

The Balanced Fund gained 3.99% for the quarter and 8.35% for the first six months of the year, outperforming its benchmark composite index (60% S&P 500 Total Return Index and 40% Barclays Government/Credit Bond Index), which was up 2.55% in the quarter and up 4.89% for the first half. Stock selection was the primary driver of outperformance for the first six months of the year while both stock selection and sector allocation benefited Fund relative performance in the quarter.

A broad swath of stocks across multiple sectors contributed to performance. Health care, energy, industrials and materials sectors were the leading contributors to performance while the consumer discretionary sector was weak on a relative basis in both periods. Overweight positions in health care and energy and underweight positions in information technology and consumer discretionary sectors benefited performance in the quarter. Notably, the energy sector, which had been under pressure all of last year due to falling oil prices, had seen stocks beaten down. The market recognized that some names were oversold and as a result, one of our portfolio holdings, Exxon (XOM), was a top contributor to performance for both the quarter and first six months.

Despite market valuations near their long-term averages, we continue to find plenty of opportunity to put money to work in existing positions, such as Ecolab Inc. (ECL), Graco Inc. (GGG) and Target Corporation (TGT), as well as to establish a new position in United Health Group (UNH). We are not the only investors finding compelling values in some of these stocks as mergers and acquisition activity also was a significant factor in the Fund's performance. During the first half of the year, we saw announcements that two of our portfolio companies were being considered for acquisition for substantial premiums over their recent trading ranges. In the first quarter, as we had previously reported, the paint and coatings company Valspar (VAL) is being acquired by Sherwin Williams (SHW), with the transaction expected to close in the first quarter of next year. As we discussed last quarter, Valspar complements Sherwin Williams' U.S. presence with a solid international footprint. At the end of the quarter, news broke that Mondelez (MDLZ) had expressed interest in acquiring Hershey (HSY) which is also one of the Fund's portfolio companies. While the ultimate outcome is still uncertain, as Hershey's trustees and shareholders need to approve the deal, the news drove the stock to close up nearly 17%, which also benefited Fund performance.

MAIRS & POWER BALANCED FUND (MAPOX)

Top Performers

Second Quarter (3/31/16 – 6/30/16)		Year To Date (12/31/15 – 6/30/16)
The Hershey Co.	20.78%	Valspar Corp.	26.40%
Pfizer Inc.	16.33%	Exxon Mobil Corp.	16.42%
Medtronic, Inc.	13.23%	Johnson & Johnson	14.25%
Exxon Mobil Corp.	9.68%	3M Company	12.41%
Johnson & Johnson	9.65%	Medtronic, Inc.	8.97%

Weak Performers

Second Quarter (3/31/16 – 6/30/16)		Year To Date (12/31/15 – 6/30/16)
MTS Systems Corp.	-30.41%	MTS Systems Corp.	-34.70%
Hormel Foods Corp.	-17.82%	Wells Fargo & Co.	-16.77%
Target Corp.	-17.60%	Abbott Laboratories	-16.31%
Graco, Inc.	-8.38%	Principal Financial Group	-12.44%
Emerson Electric Co.	-6.54%	U.S. Bancorp	-9.32%

Past performance is no guarantee of future results.

MAIRS & POWER BALANCED FUND (unaudited) (continued)

On the fixed income side of the Fund, the historic low interest rate environment persists. As discussed above in the market overview section, the Federal Reserve once again took a pass on raising interest rates. With unemployment continuing to decline, we may see one small rate hike before the end of the year, but do not expect any significant moves. Corporate America is taking the opportunity presented by low interest rates to extend out the maturity of its debt and the overall corporate bond market has been strong, with longer maturity instruments outperforming equities in the quarter.

Our goal is to position the duration, or maturity, of our fixed income portfolio to be neutral compared to the benchmark Barclays Government/Credit Bond Index. In the first half, as the duration of the benchmark came up, we came down to meet it by selling into the strength in longer maturity instruments.

Ronald L. Kaliebe Lead Manager	Kevin V. Earley Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Balanced Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund is subject to yield and share price variances with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short-term. There is also a chance that some of the Fund's holdings may have their credit rating downgraded or may default.

Diversification does not guarantee profit or protect against loss.

Barclays Government/Credit Bond Index is composed of high-quality, investment-grade U.S. Government and corporate fixed income securities with maturities greater than one year. It is not possible to invest directly in an index.

S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2016

Ten years of investment performance (through June 30, 2016)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2016

	1 year	5 years	10 years	20 years
Mairs & Power Balanced Fund	6.44%	9.25%	7.24%	8.88%
Composite Index(1)	5.31%	9.06%	6.86%	7.35%
S&P 500 Total Return Index(2)	3.99%	12.10%	7.42%	7.87%
Barclays Government/Credit Bond Index(3)	6.70%	4.11%	5.22%	5.74%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The Composite Index reflects an unmanaged portfolio comprised of 60% of the S&P 500 Total Return Index and 40% of the Barclays Government/Credit Bond Index. It is not possible to invest directly in an index.

(2)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(3)  The Barclays Government/Credit Bond Index is composed of high-quality, investment-grade U.S. Government and corporate fixed income securities with maturities greater than one year. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
FUND INFORMATION (unaudited)  June 30, 2016

Portfolio Managers

Ronald L. Kaliebe, lead manager since July 1, 2013,
co-manager from January 1, 2006 through June 30, 2013
University of Wisconsin-Madison, MBA Finance 1980

Kevin V. Earley, co-manager since January 1, 2015, University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$86.91
Expense Ratio	0.72%[1]
Portfolio Turnover Rate	8.78%
Sales Charge	None[2]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings

(Percent of Total Net Assets) 3

United Parcel Service Inc, Class B	2.9%
Medtronic PLC	2.9
US Bancorp/MN	2.7
Ecolab Inc	2.6
Johnson & Johnson	2.5
Exxon Mobil Corp	2.4
Pfizer Inc	2.1
3M Co	2.1
Valspar Corp/The	2.0
Honeywell International Inc	2.0

Portfolio Diversification

(Percent of Total Net Assets)

Fixed Income Securities 33.4%
Corporate Bonds	30.7%
Asset Backed Securities	2.1
Preferred Securities	0.6
Common Stocks 64.1%
Industrials	14.9
Health Care	14.5
Financials	8.9
Materials	6.6
Energy	6.2
Information Technology	5.3
Consumer Staples	3.3
Consumer Discretionary	3.0
Utilities	1.4
Preferred Stocks 0.0%	0.0
Short-term Investments 2.5%[4]	2.5
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2016.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2016

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES 33.4%
	CORPORATE BONDS 30.7%
	CONSUMER DISCRETIONARY 3.5%
$250,000	ServiceMaster Co LLC/The	7.100%	03/01/18	$258,750
500,000	Best Buy Co Inc	5.000%	08/01/18	526,560
1,000,000	Ford Motor Credit Co LLC	3.000%	12/20/18	1,009,550
500,000	Ford Motor Credit Co LLC	3.450%	08/20/20	500,252
1,000,000	Time Warner Cable Inc	4.125%	02/15/21	1,058,639
1,000,000	Best Buy Co Inc	5.500%	03/15/21	1,065,000
555,000	Kohl's Corp	4.000%	11/01/21	580,526
500,000	Whirlpool Corp	4.700%	06/01/22	558,522
750,000	Newell Rubbermaid Inc	4.000%	06/15/22	795,887
1,000,000	Block Financial LLC	5.500%	11/01/22	1,081,286
1,000,000	Staples Inc	4.375%	01/12/23	1,018,406
2,000,000	Kohl's Corp	3.250%	02/01/23	2,004,904
1,000,000	Wyndham Worldwide Corp	3.900%	03/01/23	1,023,801
500,000	Hyatt Hotels Corp	3.375%	07/15/23	505,843
1,000,000	Viacom Inc	4.250%	09/01/23	1,038,925
2,000,000	Viacom Inc	3.875%	04/01/24	2,031,398
1,000,000	Ford Motor Credit Co LLC	4.000%	04/20/24	990,212
2,000,000	Macy's Retail Holdings Inc	3.625%	06/01/24	1,970,862
1,000,000	Tiffany & Co	3.800%	10/01/24	1,054,256
1,000,000	Coach Inc	4.250%	04/01/25	1,021,146
1,000,000	Ford Motor Credit Co LLC	4.134%	08/04/25	1,072,151
2,000,000	Priceline Group Inc/The	3.600%	06/01/26	2,065,600
1,000,000	Metropolitan Opera Association Inc	4.349%	10/01/32	1,052,058
2,000,000	Comcast Corp	4.250%	01/15/33	2,206,730
				26,491,264
	CONSUMER STAPLES 0.6%
525,000	Cargill Inc (d)	6.000%	11/27/17	560,030
1,000,000	Walgreens Boots Alliance Inc	3.800%	11/18/24	1,059,482
1,449,000	Land O'Lakes Capital Trust I (d)	7.450%	03/15/28	1,568,542
500,000	Altria Group Inc	4.250%	08/09/42	545,909
1,000,000	Cargill Inc (d)	4.100%	11/01/42	1,050,140
				4,784,103
	ENERGY 2.3%
250,000	ConocoPhillips Co	6.650%	07/15/18	271,726
2,000,000	ConocoPhillips Co	4.200%	03/15/21	2,165,482
1,500,000	Murphy Oil Corp	4.000%	06/01/22	1,330,557
500,000	Western Gas Partners LP	4.000%	07/01/22	487,186

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2016

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	ENERGY (continued)
$655,000	FMC Technologies Inc	3.450%	10/01/22	$624,618
1,500,000	Transocean Inc (a) (c)	4.300%	10/15/22	1,061,250
1,000,000	Murphy Oil Corp (c)	3.700%	12/01/22	914,872
1,500,000	Sunoco Logistics Partners Operations LP	3.450%	01/15/23	1,479,171
2,000,000	Williams Cos Inc/The	3.700%	01/15/23	1,770,000
1,945,000	Boardwalk Pipelines LP	3.375%	02/01/23	1,783,219
575,000	DCP Midstream Operating LP	3.875%	03/15/23	523,250
2,000,000	Halliburton Co	3.500%	08/01/23	2,074,526
1,000,000	Diamond Offshore Drilling Inc	3.450%	11/01/23	835,693
500,000	Kinder Morgan Energy Partners LP	4.250%	09/01/24	506,266
1,000,000	ConocoPhillips Co	3.350%	11/15/24	1,030,142
500,000	Murphy Oil Corp (c)	5.125%	12/01/42	434,750
500,000	Apache Corp	4.250%	01/15/44	484,020
				17,776,728
	FINANCIALS 12.4%
500,000	National City Bank/Cleveland OH	5.250%	12/15/16	509,425
500,000	M&I Marshall & Ilsley Bank	5.000%	01/17/17	509,160
500,000	Citigroup Inc	5.500%	02/15/17	512,868
500,000	Sirius International Group Ltd (a) (d)	6.375%	03/20/17	511,047
250,000	Bank of America Corp	5.700%	05/02/17	258,794
500,000	Royal Bank of Scotland Group PLC (a)	4.250%	07/15/17	496,495
500,000	Comerica Bank	5.200%	08/22/17	520,601
500,000	Bank of America Corp	6.000%	09/01/17	525,653
500,000	American Express Bank FSB	6.000%	09/13/17	526,751
500,000	Bear Stearns Cos LLC/The	6.400%	10/02/17	531,220
500,000	Prudential Financial Inc	6.000%	12/01/17	532,641
500,000	Barclays Bank PLC (a) (d)	6.050%	12/04/17	523,616
1,000,000	Morgan Stanley	5.950%	12/28/17	1,063,440
500,000	Goldman Sachs Group Inc/The	5.950%	01/18/18	532,644
500,000	Wachovia Corp	5.750%	02/01/18	535,116
250,000	Lincoln National Corp	7.000%	03/15/18	270,355
500,000	SunTrust Bank/Atlanta GA	7.250%	03/15/18	544,965
500,000	Morgan Stanley	6.625%	04/01/18	541,887
1,000,000	Jefferies Group LLC	5.125%	04/13/18	1,045,950
500,000	Bank of America Corp	6.875%	04/25/18	545,874
500,000	Provident Cos Inc	7.000%	07/15/18	546,156
500,000	MetLife Inc	6.817%	08/15/18	558,226

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2016

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$500,000	Hartford Financial Services Group Inc/The	6.000%	01/15/19	$548,825
500,000	Royal Bank of Scotland Group PLC (a)	5.250%	02/15/19	519,241
500,000	BB&T Corp	6.850%	04/30/19	573,842
250,000	WR Berkley Corp	6.150%	08/15/19	278,647
500,000	Protective Life Corp	7.375%	10/15/19	580,257
500,000	Prospect Capital Corp	5.125%	11/15/19	495,008
500,000	Credit Suisse/New York NY (a)	5.400%	01/14/20	542,790
500,000	Prospect Capital Corp	4.000%	01/15/20	489,015
500,000	Morgan Stanley	5.500%	01/26/20	556,106
500,000	Hartford Financial Services Group Inc/The	5.500%	03/30/20	564,597
450,000	Compass Bank	5.500%	04/01/20	485,011
1,000,000	Barclays PLC (a)	3.250%	01/12/21	996,497
1,000,000	Regions Financial Corp	3.200%	02/08/21	1,029,298
2,000,000	American International Group Inc	3.300%	03/01/21	2,066,210
1,000,000	HSBC Holdings PLC (a)	3.400%	03/08/21	1,030,424
1,000,000	Nationwide Financial Services Inc (d)	5.375%	03/25/21	1,116,920
500,000	Markel Corp	5.350%	06/01/21	560,089
1,000,000	Capital One Financial Corp	4.750%	07/15/21	1,113,137
500,000	Goldman Sachs Group Inc/The	5.250%	07/27/21	564,241
500,000	Genworth Holdings Inc	7.625%	09/24/21	425,625
500,000	Aflac Inc	4.000%	02/15/22	551,595
2,000,000	OneBeacon US Holdings Inc	4.600%	11/09/22	2,033,970
1,000,000	Invesco Finance PLC (a)	3.125%	11/30/22	1,043,527
1,000,000	Standard Chartered PLC (a) (d)	3.950%	01/11/23	969,583
2,000,000	Wells Fargo & Co	3.450%	02/13/23	2,069,456
2,500,000	Assurant Inc	4.000%	03/15/23	2,575,710
1,000,000	Markel Corp	3.625%	03/30/23	1,033,539
1,500,000	Citigroup Inc	3.500%	05/15/23	1,530,775
500,000	Morgan Stanley	4.100%	05/22/23	518,431
2,000,000	Liberty Mutual Group Inc (d)	4.250%	06/15/23	2,124,474
500,000	Ameriprise Financial Inc	4.000%	10/15/23	541,213
500,000	CNA Financial Corp	7.250%	11/15/23	606,715
500,000	Pacific Life Insurance Co (d)	7.900%	12/30/23	645,662
1,000,000	Moody's Corp	4.875%	02/15/24	1,134,190
1,000,000	NASDAQ OMX Group Inc/The	4.250%	06/01/24	1,054,595
500,000	Wintrust Financial Corp	5.000%	06/13/24	513,448
250,000	Assured Guaranty US Holdings Inc	5.000%	07/01/24	271,550
510,000	Legg Mason Inc	3.950%	07/15/24	515,551

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2016

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$500,000	Symetra Financial Corp	4.250%	07/15/24	$519,579
1,000,000	Stifel Financial Corp	4.250%	07/18/24	1,025,609
1,000,000	Citigroup Inc	4.000%	08/05/24	1,027,950
1,500,000	Synchrony Financial	4.250%	08/15/24	1,552,395
1,000,000	Bank of America Corp	4.200%	08/26/24	1,033,718
1,800,000	Brown & Brown Inc	4.200%	09/15/24	1,835,701
2,000,000	Old Republic International Corp	4.875%	10/01/24	2,136,254
1,000,000	TIAA Asset Management Finance Co LLC (d)	4.125%	11/01/24	1,050,495
2,000,000	American Express Co	3.625%	12/05/24	2,051,222
1,000,000	Associated Banc-Corp	4.250%	01/15/25	1,032,334
2,000,000	Kemper Corp	4.350%	02/15/25	2,073,492
1,050,000	TCF National Bank	4.600%	02/27/25	1,069,334
1,000,000	Lincoln National Corp	3.350%	03/09/25	993,171
250,000	Liberty Mutual Insurance Co (d)	8.500%	05/15/25	313,180
3,000,000	American International Group Inc	3.750%	07/10/25	3,057,615
1,000,000	Synchrony Financial	4.500%	07/23/25	1,036,899
1,000,000	Janus Capital Group Inc	4.875%	08/01/25	1,081,345
2,000,000	HSBC Holdings PLC (a)	4.250%	08/18/25	2,018,246
1,520,000	Legg Mason Inc	4.750%	03/15/26	1,602,840
2,000,000	Hanover Insurance Group Inc/The	4.500%	04/15/26	2,064,746
1,000,000	Wells Fargo & Co	4.100%	06/03/26	1,069,611
2,000,000	Voya Financial Inc	3.650%	06/15/26	2,009,424
500,000	Morgan Stanley	4.350%	09/08/26	523,059
1,000,000	National Rural Utilities Cooperative Finance Corp	3.000%	11/15/26	997,846
1,000,000	Citigroup Inc	4.300%	11/20/26	1,030,259
1,000,000	JPMorgan Chase & Co	4.125%	12/15/26	1,059,517
250,000	Provident Cos Inc	7.250%	03/15/28	308,315
1,000,000	JPMorgan Chase & Co (c)	3.000%	03/21/28	986,244
1,000,000	Royal Bank of Canada (a)	3.000%	05/10/28	934,562
500,000	Farmers Exchange Capital (d)	7.050%	07/15/28	604,119
500,000	Goldman Sachs Group Inc/The	4.250%	11/15/30	496,464
500,000	Goldman Sachs Group Inc/The	4.000%	02/15/31	489,665
500,000	Goldman Sachs Group Inc/The	4.300%	12/15/32	503,983
1,000,000	JPMorgan Chase & Co (c)	3.250%	01/31/33	1,000,180
649,000	Lloyds Bank PLC (a) (c)	3.400%	01/31/33	630,297
250,000	Citigroup Inc (c)	4.000%	06/27/34	246,113
538,000	Bank of America Corp	4.000%	08/15/34	549,385
1,000,000	Prudential Financial Inc	4.050%	11/15/34	988,989

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2016

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$1,000,000	Goldman Sachs Group Inc/The	4.000%	01/30/35	$1,000,016
1,000,000	Berkshire Hathaway Finance Corp	4.400%	05/15/42	1,122,520
500,000	MetLife Inc	4.125%	08/13/42	497,764
500,000	Swiss Re Treasury US Corp (d)	4.250%	12/06/42	528,203
500,000	Pacific LifeCorp (d)	5.125%	01/30/43	547,437
500,000	Berkshire Hathaway Finance Corp	4.300%	05/15/43	554,936
500,000	Principal Financial Group Inc	4.350%	05/15/43	507,570
				94,175,251
	HEALTH CARE 1.0%
500,000	UnitedHealth Group Inc	6.000%	02/15/18	539,166
1,000,000	Quest Diagnostics Inc	4.700%	04/01/21	1,100,333
1,000,000	Laboratory Corp of America Holdings	3.750%	08/23/22	1,052,936
1,000,000	Laboratory Corp of America Holdings	4.000%	11/01/23	1,070,815
1,000,000	Mylan Inc/PA	4.200%	11/29/23	1,056,148
500,000	Wyeth LLC	6.450%	02/01/24	642,265
2,000,000	Actavis Funding SCS (a)	3.800%	03/15/25	2,083,656
				7,545,319
	INDUSTRIALS 2.4%
500,000	Masco Corp	7.125%	03/15/20	575,750
150,000	Pentair Finance SA (a)	3.625%	09/15/20	153,769
500,000	Pentair Finance SA (a)	5.000%	05/15/21	538,952
500,000	IDEX Corp	4.200%	12/15/21	536,865
500,000	GATX Corp	4.750%	06/15/22	537,637
500,000	Penske Truck Leasing Co Lp / PTL Finance Corp (d)	4.875%	07/11/22	545,269
818,000	Pentair Finance SA (a)	3.150%	09/15/22	810,956
2,000,000	Dun & Bradstreet Corp/The	4.375%	12/01/22	2,048,354
1,000,000	GATX Corp	3.900%	03/30/23	1,017,676
500,000	Ingersoll-Rand Global Holding Co Ltd (a)	4.250%	06/15/23	555,058
1,000,000	Flowserve Corp	4.000%	11/15/23	1,028,262
2,126,000	Air Lease Corp	4.850%	02/01/24	2,120,685
500,000	Pitney Bowes Inc	4.625%	03/15/24	527,599
500,000	Toro Co/The	7.800%	06/15/27	656,837
500,000	General Electric Capital Corp	3.500%	05/15/32	503,893
2,000,000	Eaton Corp	4.000%	11/02/32	2,134,266
2,000,000	General Electric Capital Corp	4.000%	02/14/33	1,980,880
1,000,000	Pitney Bowes Inc	5.250%	01/15/37	1,048,048
590,000	Eaton Corp	4.150%	11/02/42	635,462
500,000	Lockheed Martin Corp	4.070%	12/15/42	532,292
				18,488,510

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2016

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INFORMATION TECHNOLOGY 3.7%
$500,000	Western Union Co/The	5.930%	10/01/16	$504,891
500,000	Broadridge Financial Solutions Inc	6.125%	06/01/17	519,185
500,000	Broadridge Financial Solutions Inc	3.950%	09/01/20	533,571
81,000	Hewlett-Packard Co	3.750%	12/01/20	85,561
750,000	Hewlett-Packard Co	4.300%	06/01/21	796,486
2,000,000	NetApp Inc	3.375%	06/15/21	2,032,376
1,000,000	eBay Inc	3.800%	03/09/22	1,062,579
500,000	Motorola Solutions Inc	3.750%	05/15/22	499,778
2,000,000	Symantec Corp	3.950%	06/15/22	2,027,708
1,000,000	Computer Sciences Corp	4.450%	09/15/22	1,066,067
1,000,000	Hewlett-Packard Co	4.050%	09/15/22	1,060,118
1,025,000	Fiserv Inc	3.500%	10/01/22	1,086,125
2,000,000	Autodesk Inc	3.600%	12/15/22	2,044,864
500,000	Motorola Solutions Inc	3.500%	03/01/23	482,687
2,000,000	Fidelity National Information Services Inc	3.500%	04/15/23	2,076,562
1,352,000	Total System Services Inc	3.750%	06/01/23	1,373,126
2,000,000	Diamond 1 Finance Corp / Diamond 2 Finance Corp (d)	5.450%	06/15/23	2,075,146
1,000,000	Altera Corp	4.100%	11/15/23	1,136,795
500,000	Motorola Solutions Inc	4.000%	09/01/24	489,037
1,000,000	Lam Research Corp	3.800%	03/15/25	1,033,780
500,000	Arrow Electronics Inc	4.000%	04/01/25	511,518
4,000,000	Intel Corp	4.000%	12/15/32	4,327,408
1,500,000	Western Union Co/The	6.200%	11/17/36	1,602,633
				28,428,001
	MATERIALS 2.9%
500,000	Valspar Corp/The	6.050%	05/01/17	516,623
500,000	Carpenter Technology Corp	5.200%	07/15/21	499,757
500,000	Freeport-McMoRan Inc	4.000%	11/14/21	451,719
175,000	Mosaic Co/The	3.750%	11/15/21	185,857
1,000,000	Freeport-McMoRan Inc	3.550%	03/01/22	880,000
1,500,000	Newmont Mining Corp	3.500%	03/15/22	1,557,572
500,000	Barrick Gold Corp (a)	3.850%	04/01/22	515,752
1,000,000	Domtar Corp	4.400%	04/01/22	1,036,955
1,000,000	RPM International Inc	3.450%	11/15/22	1,020,167
500,000	Carpenter Technology Corp	4.450%	03/01/23	482,422
500,000	Freeport-McMoRan Inc	3.875%	03/15/23	437,500
1,402,000	Reliance Steel & Aluminum Co	4.500%	04/15/23	1,433,314

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2016

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	MATERIALS (continued)
$1,750,000	Barrick Gold Corp (a)	4.100%	05/01/23	$1,846,014
2,000,000	Nucor Corp	4.000%	08/01/23	2,135,922
1,000,000	BP Capital Markets PLC (a)	3.994%	09/26/23	1,085,814
1,000,000	Mosaic Co/The	4.250%	11/15/23	1,077,057
1,000,000	Eastman Chemical Co	3.800%	03/15/25	1,056,881
865,000	Union Carbide Corp	7.500%	06/01/25	1,083,112
2,000,000	CF Industries Inc	5.150%	03/15/34	1,952,678
1,250,000	Dow Chemical Co/The	4.250%	10/01/34	1,290,215
1,000,000	Alcoa Inc	5.950%	02/01/37	935,000
1,000,000	Newmont Mining Corp	4.875%	03/15/42	988,799
				22,469,130
	TELECOMMUNICATION SERVICES 0.7%
500,000	CenturyLink Inc	6.150%	09/15/19	531,875
3,000,000	AT&T Inc	3.000%	06/30/22	3,072,222
500,000	Qwest Capital Funding Inc	6.875%	07/15/28	405,000
1,000,000	Verizon Communications Inc	4.400%	11/01/34	1,031,147
				5,040,244
	UTILITIES 1.2%
500,000	Commonwealth Edison Co	6.150%	09/15/17	530,043
1,000,000	Tampa Electric Co	6.100%	05/15/18	1,082,056
250,000	Vectren Utility Holdings Inc	5.750%	08/01/18	269,169
250,000	South Jersey Gas Co	7.125%	10/22/18	275,741
250,000	United Utilities PLC (a)	5.375%	02/01/19	268,129
1,170,000	ONEOK Inc	4.250%	02/01/22	1,076,400
785,000	SCANA Corp	4.125%	02/01/22	815,580
1,000,000	Exelon Generation Co LLC	4.250%	06/15/22	1,066,560
900,000	National Fuel Gas Co	3.750%	03/01/23	874,092
1,060,000	PSEG Power LLC	4.300%	11/15/23	1,113,328
1,550,000	Dominion Resources Inc/VA	3.625%	12/01/24	1,630,285
				9,001,383
	TOTAL CORPORATE BONDS			234,199,933
	ASSET BACKED SECURITIES 2.1%
325,471	Continental Airlines 2009-1 Pass Through Trust	9.000%	01/08/18	325,471
220,865	Continental Airlines 1997-4 Class B Pass Through Trust	6.900%	07/02/18	224,178
317,357	American Airlines 2011-1 Class B Pass Through Trust (d)	7.000%	07/31/19	332,019

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2016

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	ASSET BACKED SECURITIES (continued)
$49,319	Continental Airlines 1999-1 Class B Pass Through Trust	6.795%	02/02/20	$51,139
407,081	Continental Airlines 2010-1 Class B Pass Through Trust	6.000%	07/12/20	420,556
278,907	Delta Air Lines 2011-1 Class A Pass Through Trust	5.300%	10/15/20	297,036
506,350	America West Airlines 2000-1 Pass Through Trust	8.057%	01/02/22	566,150
636,022	American Airlines 2011-1 Class A Pass Through Trust	5.250%	07/31/22	685,314
453,213	United Airlines 2014-1 Class B Pass Through Trust	4.750%	10/11/23	454,936
181,505	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	203,285
340,798	Southwest Airlines Co 2007-1 Pass Through Trust	6.150%	02/01/24	382,102
583,591	American Airlines 2014-1 Class B Pass Through Trust	4.375%	04/01/24	591,644
1,000,000	United Airlines 2015-1 Class A Pass Through Trust	3.700%	06/01/24	1,010,000
690,749	US Airways 2010-1 Class A Pass Through Trust	6.250%	10/22/24	768,873
908,262	American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/01/24	887,826
1,452,826	Delta Air Lines 2015-1 Class B Pass Through Trust	4.250%	01/30/25	1,470,986
362,459	US Airways 2011-1 Class A Pass Through Trust	7.125%	04/22/25	429,296
2,138,622	Hawaiian Airlines 2013-1 Class A Pass Through Certificates	3.900%	01/15/26	2,103,977
536,332	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	04/29/26	564,490
927,072	United Airlines 2013-1 Class A Pass Through Trust	4.300%	02/15/27	995,490
871,543	US Airways 2013-1 Class A Pass Through Trust	3.950%	05/15/27	915,120
1,411,190	American Airlines 2014-1 Class A Pass Through Trust	3.700%	04/01/28	1,466,932
500,000	American Airlines 2015-2 Class A Pass Through Trust	4.000%	03/22/29	516,250
				15,663,070
	PREFERRED SECURITIES 0.6%
23,000	Stifel Financial Corp	5.375%	12/31/22	579,830
10,000	Raymond James Financial Inc	6.900%	03/15/42	264,000
20,000	Protective Life Corp	6.000%	09/01/42	524,600
20,000	Selective Insurance Group Inc	5.875%	02/09/43	525,600
40,000	WR Berkley Corp	5.625%	04/30/53	1,019,600
20,000	Verizon Communications Inc	5.900%	02/15/54	550,000
20,000	American Financial Group Inc/OH	6.250%	09/30/54	538,000
20,000	Qwest Corp	6.875%	10/01/54	523,400
10,000	NextEra Energy Capital Holdings Inc	5.700%	03/01/72	265,800
				4,790,830
	TOTAL FIXED INCOME SECURITIES (cost $245,910,769)			$254,653,833

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2016

Shares	Security Description	Fair Value
	COMMON STOCKS 64.1%
	CONSUMER DISCRETIONARY 3.0%
72,000	Home Depot Inc/The	$9,193,680
192,000	Target Corp	13,405,440
		22,599,120
	CONSUMER STAPLES 3.3%
90,000	General Mills Inc	6,418,800
64,000	Hershey Co/The	7,263,360
204,000	Hormel Foods Corp	7,466,400
31,000	Kimberly-Clark Corp	4,261,880
		25,410,440
	ENERGY 6.2%
76,000	Chevron Corp	7,967,080
172,000	ConocoPhillips Co	7,499,200
197,000	Exxon Mobil Corp	18,466,780
166,000	Schlumberger Ltd (a)	13,127,280
		47,060,340
	FINANCIALS 8.9%
78,000	American Express Co	4,739,280
414,000	Associated Banc-Corp	7,100,100
144,000	JPMorgan Chase & Co	8,948,160
271,000	Principal Financial Group Inc	11,140,810
35,000	Travelers Cos Inc/The	4,166,400
519,000	US Bancorp/MN	20,931,270
230,000	Wells Fargo & Co	10,885,900
		67,911,920
	HEALTH CARE 14.5%
173,500	Abbott Laboratories	6,820,285
84,000	AbbVie Inc	5,200,440
131,000	Baxter International Inc	5,923,820
74,500	Bristol-Myers Squibb Co	5,479,475
71,000	Eli Lilly & Co	5,591,250
160,000	Johnson & Johnson	19,408,000
252,500	Medtronic PLC (f)	21,909,425
458,000	Pfizer Inc	16,126,180
419,000	Roche Holding AG ADR (e)	13,806,050
19,414	Shire PLC ADR (e)	3,573,766
51,000	UnitedHealth Group Inc	7,201,200
		111,039,891

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2016

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS 14.9%
91,000	3M Co	$15,935,920
127,000	CH Robinson Worldwide Inc	9,429,750
26,000	Deluxe Corp	1,725,620
256,000	Emerson Electric Co	13,352,960
412,000	General Electric Co	12,969,760
145,000	Graco Inc	11,453,550
129,000	Honeywell International Inc	15,005,280
138,000	Pentair PLC (a)	8,044,020
40,000	Toro Co/The	3,528,000
204,100	United Parcel Service Inc, Class B	21,985,652
		113,430,512
	INFORMATION TECHNOLOGY 5.3%
420,000	Corning Inc	8,601,600
60,000	International Business Machines Corp	9,106,800
87,100	MTS Systems Corp	3,818,464
125,000	QUALCOMM Inc	6,696,250
637,000	Western Union Co/The	12,217,660
		40,440,774
	MATERIALS 6.6%
164,000	Bemis Co Inc	8,444,360
165,000	Ecolab Inc	19,569,000
156,000	HB Fuller Co	6,862,440
142,000	Valspar Corp/The	15,340,260
		50,216,060
	UTILITIES 1.4%
88,000	ALLETE Inc	5,687,440
119,000	Xcel Energy Inc	5,328,820
		11,016,260
	TOTAL COMMON STOCKS (cost $346,775,361)	$489,125,317
	PREFERRED STOCKS 0.0% (g)
	UTILITIES 0.0% (g)
10,000	SCE Trust I	265,300
	TOTAL PREFERRED STOCKS (cost $250,000)	$265,300

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2016

Shares	Security Description	Fair Value
	SHORT-TERM INVESTMENTS 2.2%
16,644,486	First American Prime Obligations Fund, Class Z, 0.27% (b) (cost $16,644,486)	$16,644,486
	TOTAL INVESTMENTS 99.7% (cost $609,580,616)	$760,688,936
	OTHER ASSETS AND LIABILITIES (NET) 0.3%	2,124,831
	TOTAL NET ASSETS 100.0%	$762,813,767

(a)  Foreign security denominated in U.S. dollars. As of June 30, 2016, these securities represented $40,306,975 or 5.3% of total net assets.

(b)  The rate quoted is the annualized seven-day effective yield as of June 30, 2016.

(c)  Step Bonds – securities for which the interest rate will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of June 30, 2016.

(d)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees. As of June 30, 2016, these securities represented $15,065,882 or 2.0% of total net assets.

(e)  American Depositary Receipt.

(f)  Issuer headquartered overseas but considered domestic. In determining whether a security is foreign or domestic, the Adviser will generally look at the location of the headquarters of the issuer. However, if the issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, or 3) where it earns the majority of its profits.

(g)  Percentage is less than 0.05%.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER SMALL CAP FUND (unaudited)

To Our Shareholders:  June 30, 2016

The Small Cap Fund is up 6.81% in the second quarter and up 11.86% for the first six months of the year, significantly outperforming both the index and peers over both periods. The S&P Small Cap 600 Total Return (TR) is up 3.48% for the second quarter and 6.23% for the first half of the year while the Morningstar Small Cap Blend Category is up 2.43% and 2.98% over the same periods respectively.

Stock selection was the primary factor driving outperformance in the first half of the year, but sector allocation also played a positive role. Specifically, the Fund's underweight position in small cap healthcare stocks helped performance in the first six months of the year as that sector was the worst performing in the S&P 600. An overweight position in the materials sector also added a small amount to relative performance.

The benefit of stock selection has been quite strong as individual holdings have performed well for the first half of the year, rewarding our patient approach to investing. Agree Realty (ADC) has been one of the strongest contributors to relative performance in the first half of 2016. This REIT (Real Estate Investment Trust), based in Bloomfield Hills, Michigan, invests primarily in properties that are leased to industry-leading retail tenants like Walgreens (WBA) and CVS (CVS). As larger retailers look to expand in smaller-footprint urban stores, Agree's real estate portfolio has become more attractive. Also, with interest rates remaining under pressure in the first half of the year, stocks like Agree paying higher dividend yields have become more attractive to investors.

MDU Resources (MDU), a utility based in Bismarck, North Dakota, was also a strong contributor to performance in both the quarter and first half. The stock also benefited from the strength among higher dividend paying stocks as well as the recovery in energy prices in the first half of the year as much of its rate base is impacted to some degree by oil prices in the Bakken.

Bio-Techne (TECH) was another stock that performed well in the second quarter and the first half of the year. Organic growth has accelerated nicely at this bio-tech research and diagnostics company as it has transformed itself under the leadership of a new CEO, Chuck Kummeth. In our opinion, he has done a good job leveraging Bio-Techne's historically strong product portfolio across a broader delivery platform resulting in better distribution. Bio-Techne continues to be a core holding of the Fund as we look for the company to continue to execute on Mr. Kummeth's long-term plan.

MAIRS & POWER SMALL CAP FUND (MSCFX)

Top Performers

Second Quarter (3/31/16 – 6/30/16)		Year To Date (12/31/15 – 6/30/16)
Cardiovascular Systems Inc.	73.71%	Agree Realty Corporation	35.69%
Agree Realty Corporation	21.92%	MDU Resources Group, Inc.	24.77%
MDU Resources Group, Inc.	19.85%	Bio-Techne Corporation	19.07%
Bio-Techne Corporation	15.83%	Badger Meter, Inc.	18.42%
Oshkosh Corporation	13.26%	Physicians Realty Trust	18.38%

Weak Performers

Second Quarter (3/31/16 – 6/30/16)		Year To Date (12/31/15 – 6/30/16)
Cray Inc.	-32.09%	MTS Systems Corp.	-37.09%
MTS Systems Corp.	-31.43%	Gentherm, Inc.	-33.97%
Proto Labs, Inc.	-28.81%	SPS Commerce, Inc.	-19.92%
Gentherm, Inc.	-21.13%	Buffalo Wild Wings, Inc.	-19.20%
Actuant Corp	-11.98%	Cray Inc.	-14.03%

Past performance is no guarantee of future results.

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

The Fund established a new position in Marcus Corp. (MCS) in the second quarter. Marcus, based in Milwaukee, Wisconsin, owns and operates 53 theatres and 18 hotels. In the theatre segment, Marcus typically holds a number one or number two position in the markets in which it competes (focused in the Midwest) and has been investing relative to competitors. So, despite slow market growth, we anticipate the company will continue to take market share at a pretty strong clip. The addition of food and alcohol sales in select theatres should also benefit margins over time.

With the recovery in energy prices, the stock of Northern Oil and Gas (NOG) moved up sharply in the second quarter from its lows, giving us the opportunity to exit a relatively small position that we had held in the portfolio for some time.

While valuations are high on an absolute basis relative to historical norms, and we have been hindered somewhat by the current low-rate and strong-dollar environment in the short-term, we believe there are still pockets of opportunity to invest in companies with strong competitive positions. The Fund saw strong cash inflows in the second quarter and we have been putting that cash to work in companies we feel have strong competitive positions over the long-term. We have been pleased with the interest in the Fund and its growth over the last several years and we are looking forward to celebrating the Fund's five-year anniversary this coming August 11th.

Andrew R. Adams Lead Manager	Allen D. Steinkopf Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Small Cap Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund may invest in initial public offerings by small cap companies, which can involve greater risk than investments in companies that are already publicly traded.

Diversification does not guarantee profit or protect against loss.

S&P 600 Small Cap Total Return (TR) (S&P 600) is an index of small company stocks managed by Standard & Poor's that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Morningstar Small Blend Category, as defined by Morningstar, are stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. It is not possible to invest directly in an index.

Mairs & Power Small Cap Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2016

Investment performance since commencement of operations (through June 30, 2016)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since commencement of operations.

Average annual total returns for periods ended June 30, 2016

	1 Year	3 Year	Since Inception(2)
Mairs & Power Small Cap Fund	5.25%	11.36%	18.70%
S&P SmallCap 600 Total Return (TR) Index(1)	-0.03%	10.23%	15.13%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P Small Cap 600 Total Return (TR) Index is an index of small-company stocks managed by Standard & Poor's that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(2)  Since inception performance is as of August 11, 2011, which is the offering date of the Small Cap Fund.

Mairs & Power Small Cap Fund
FUND INFORMATION (unaudited)  June 30, 2016

Portfolio Managers

Andrew R. Adams, lead manager since 2011
University of Wisconsin-Madison, MS Finance 1997

Allen D. Steinkopf, co-manager since January 1, 2015,
University of Minnesota, MBA Finance 1986

General Information

Fund Symbol	MSCFX
Net Asset Value (NAV) Per Share	$21.79
Expense Ratio	1.07%[1]
Portfolio Turnover Rate	14.34%
Sales Charge	None[2]
Fund Inception Year	2011

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 3

PrivateBancorp Inc	3.6%
Oshkosh Corp	3.5
Bio-Techne Corp	3.5
Donaldson Co Inc	3.5
Apogee Enterprises Inc	3.4
Bemis Co Inc	3.2
Wintrust Financial Corp	3.2
ALLETE Inc	3.1
United Fire Group Inc	3.0
Great Western Bancorp Inc	3.0

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 98.4%
Industrials	28.7%
Financials	26.1
Information Technology	12.9
Materials	8.3
Health Care	7.5
Utilities	5.9
Consumer Discretionary	5.4
Consumer Staples	3.0
Energy	0.6
Short-term Investments 1.6%[4]	1.6
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2016.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2016

Shares	Security Description	Fair Value
	COMMON STOCKS 98.4%
	CONSUMER DISCRETIONARY 5.4%
30,600	Buffalo Wild Wings Inc (b)	$4,251,870
185,985	Gentherm Inc (b)	6,369,986
138,985	Marcus Corp/The	2,932,584
		13,554,440
	CONSUMER STAPLES 3.0%
57,000	Casey's General Stores Inc	7,496,070
	ENERGY 0.6%
173,500	Oasis Petroleum Inc (b)	1,620,490
	FINANCIALS 26.1%
155,306	Agree Realty Corp	7,491,961
366,900	Associated Banc-Corp	6,292,335
262,613	Bank Mutual Corp	2,016,868
305,716	Cardinal Financial Corp	6,707,409
160,196	EMC Insurance Group Inc	4,440,633
237,700	Great Western Bancorp Inc	7,497,058
323,000	Physicians Realty Trust	6,786,230
203,150	PrivateBancorp Inc	8,944,695
177,112	United Fire Group Inc	7,514,862
157,400	Wintrust Financial Corp	8,027,400
		65,719,451
	HEALTH CARE 7.5%
77,500	Bio-Techne Corp	8,739,675
115,715	Cardiovascular Systems Inc (b)	2,126,263
100,700	Patterson Cos Inc	4,822,523
74,173	Vascular Solutions Inc (b)	3,090,047
		18,778,508
	INDUSTRIALS 28.7%
276,800	Actuant Corp	6,258,448
182,900	Apogee Enterprises Inc	8,477,415
33,000	Deluxe Corp	2,190,210
252,868	Donaldson Co Inc	8,688,544
74,139	G&K Services Inc, Class A	5,676,823
144,500	Generac Holdings Inc (b)	5,051,720
78,700	Graco Inc	6,216,513
151,400	Hub Group Inc, Class A (b)	5,809,218
184,400	Oshkosh Corp	8,797,724

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2016

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
32,600	Proto Labs Inc (b)	$1,876,456
320,572	Raven Industries Inc	6,071,634
32,200	Snap-on Inc	5,081,804
23,200	Toro Co/The	2,046,240
		72,242,749
	INFORMATION TECHNOLOGY 12.9%
83,696	Badger Meter Inc	6,112,319
230,689	Cray Inc (b)	6,902,215
161,675	MOCON Inc	2,289,318
33,665	MTS Systems Corp	1,475,874
67,034	NVE Corp	3,931,544
42,700	SPS Commerce Inc (b)	2,587,620
135,000	Stratasys Ltd (a) (b)	3,090,150
211,887	VASCO Data Security International Inc (b)	3,472,828
179,520	Workiva Inc (b)	2,452,243
		32,314,111
	MATERIALS 8.3%
156,100	Bemis Co Inc	8,037,589
153,980	Hawkins Inc	6,684,272
99,400	HB Fuller Co	4,372,606
16,900	Valspar Corp/The	1,825,707
		20,920,174
	UTILITIES 5.9%
122,000	ALLETE Inc	7,884,860
289,700	MDU Resources Group Inc	6,952,800
		14,837,660
	TOTAL COMMON STOCKS (cost $206,082,808)	$247,483,653
	SHORT-TERM INVESTMENTS 1.7%
4,369,726	First American Prime Obligations Fund, Class Z, 0.27% (c) (cost $4,369,726)	$4,369,726
	TOTAL INVESTMENTS 100.1% (cost $210,452,534)	$251,853,379
	OTHER ASSETS AND LIABILITIES (NET) (0.1)%	(273,954)
	TOTAL NET ASSETS 100.0%	$251,579,425

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2016

(a)  Foreign security denominated in U.S. dollars. As of June 30, 2016, these securities represented $3,090,150 or 1.2% of total net assets.

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2016.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES  June 30, 2016

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
ASSETS
Investments, at fair value (Note 1):
Unaffiliated securities *	$4,224,073,161	$760,688,936	$251,853,379
Affiliated securities (Note 5) *	20,462,457	-	-
	4,244,535,618	760,688,936	251,853,379
Receivable for Fund shares sold	8,719,258	2,602,513	3,190,829
Receivable for securities sold	6,841,342	-	-
Dividends and interest receivable	4,738,919	3,269,347	231,961
Prepaid expenses and other assets	130,302	49,508	34,236
	4,264,965,439	766,610,304	255,310,405
LIABILITIES
Payable for Fund shares redeemed	1,616,181	505,232	163,827
Payable for securities purchased	5,324,984	2,799,367	3,341,599
Accrued investment management fees (Note 2)	1,889,174	352,975	172,538
Accrued Fund administration fees (Note 2)	131,175	22,781	5,033
Accrued audit and tax expense	35,286	32,118	17,033
Accrued transfer agent fees	184,229	34,263	15,919
Other accrued expenses	160,487	49,801	15,031
	9,341,516	3,796,537	3,730,980
NET ASSETS	$4,255,623,923	$762,813,767	$251,579,425
NET ASSETS CONSIST OF
Portfolio capital	$2,243,472,656	$600,363,016	$208,668,070
Undistributed net investment income	338,540	112,087	763,781
Undistributed net realized gain on investments	134,610,069	11,230,344	746,729
Net unrealized appreciation on investments	1,877,202,658	151,108,320	41,400,845
TOTAL NET ASSETS	$4,255,623,923	$762,813,767	$251,579,425
Fund shares, par value	$0.01	$0.01	$0.01
Authorized	unlimited	unlimited	unlimited
Fund shares issued and outstanding	36,953,065	8,777,303	11,543,130
Net asset value per share	$115.16	$86.91	$21.79
* Cost of investments
Cost of unaffiliated securities	$2,348,849,502	$609,580,616	$210,452,534
Cost of affiliated securities (Note 5)	18,483,458	-	-
	$2,367,332,960	$609,580,616	$210,452,534

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS  Six Months Ended June 30, 2016

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities *	$41,318,261	$6,081,426	$1,783,321
Dividends from affiliated securities (Note 5)	934,782	-	-
Interest income	75,609	4,901,660	6,029
TOTAL INCOME	42,328,652	10,983,086	1,789,350
Expenses:
Investment management fees (Note 2)	11,061,713	2,057,415	907,800
Fund administration fees (Note 2)	416,428	72,285	16,172
Fund accounting fees	206,438	69,937	26,380
Trustees' fees (Note 2)	138,265	23,322	4,998
Transfer agent fees	758,174	154,852	64,629
Custodian fees	119,195	22,291	6,155
Legal and audit fees	74,798	25,150	19,487
Printing and mailing fees	77,196	12,561	8,641
Other fees	102,024	44,177	22,408
TOTAL EXPENSES	12,954,231	2,481,990	1,076,670
NET INVESTMENT INCOME	29,374,421	8,501,096	712,680
REALIZED AND UNREALIZED GAIN (LOSS) (Note 4)
Net realized gain (loss) on investments
Unaffiliated issuers	123,004,731	11,230,760	(408,369)
Affiliated issuers (Note 5)	9,381,415	-	-
	132,386,146	11,230,760	(408,369)
Change in net unrealized appreciation on investments	255,067,062	35,832,592	23,031,379
NET GAIN ON INVESTMENTS	387,453,208	47,063,352	22,623,010
NET INCREASE IN NET ASSETS FROM OPERATIONS	$416,827,629	$55,564,448	$23,335,690
* Net of foreign taxes withheld of:	$268,707	$46,566	$-

See accompanying Notes to Financial Statements.

Mairs & Power Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
OPERATIONS
Net investment income	$29,374,421	$59,065,735
Net realized gain on investments sold	132,386,146	252,006,785
Net change in unrealized appreciation (depreciation) of investments	255,067,062	(439,524,058)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	416,827,629	(128,451,538)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(29,347,042)	(58,959,603)
Net realized gain on investments sold	-	(228,500,497)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(29,347,042)	(287,460,100)
CAPITAL TRANSACTIONS
Proceeds from shares sold	299,026,726	331,027,955
Reinvestment of distributions from net investment income and net realized gains	27,341,401	270,332,473
Cost of shares redeemed	(295,489,054)	(645,659,818)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	30,879,073	(44,299,390)
TOTAL INCREASE (DECREASE) IN NET ASSETS	418,359,660	(460,211,028)
NET ASSETS
Beginning of period	3,837,264,263	4,297,475,291
End of period (including undistributed net investment income of $338,540 and $311,161, respectively)	$4,255,623,923	$3,837,264,263
FUND SHARE TRANSACTIONS
Shares sold	2,734,906	2,892,783
Shares issued for reinvested distributions	241,553	2,541,574
Shares redeemed	(2,763,262)	(5,676,993)
NET INCREASE (DECREASE) IN FUND SHARES	213,197	(242,636)

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
OPERATIONS
Net investment income	$8,501,096	$17,755,547
Net realized gain on investments sold	11,230,760	12,964,451
Net change in unrealized appreciation (depreciation) of investments	35,832,592	(48,688,684)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	55,564,448	(17,968,686)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(8,440,903)	(17,726,802)
Net realized gain on investments sold	-	(10,512,671)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(8,440,903)	(28,239,473)
CAPITAL TRANSACTIONS
Proceeds from shares sold	104,683,300	129,627,679
Reinvestment of distributions from net investment income and net realized gains	8,140,278	27,208,349
Cost of shares redeemed	(64,813,617)	(165,811,060)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	48,009,961	(8,975,032)
TOTAL INCREASE (DECREASE) IN NET ASSETS	95,133,506	(55,183,191)
NET ASSETS
Beginning of period	667,680,261	722,863,452
End of period (including undistributed net investment income of $112,087 and $51,894, respectively)	$762,813,767	$667,680,261
FUND SHARE TRANSACTIONS
Shares sold	1,248,455	1,515,184
Shares issued for reinvested distributions	95,747	329,306
Shares redeemed	(793,248)	(1,947,368)
NET INCREASE (DECREASE) IN FUND SHARES	550,954	(102,878)

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
OPERATIONS
Net investment income	$712,680	$818,141
Net realized gain (loss) on investments sold	(408,369)	3,703,249
Net change in unrealized appreciation (depreciation) of investments	23,031,379	(14,284,540)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	23,335,690	(9,763,150)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(775,082)
Net realized gain on investments sold	-	(1,448,411)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	-	(2,223,493)
CAPITAL TRANSACTIONS
Proceeds from shares sold	55,228,774	73,280,213
Reinvestment of distributions from net investment income and net realized gains	-	2,142,806
Cost of shares redeemed*	(20,822,087)	(31,829,601)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	34,406,687	43,593,418
TOTAL INCREASE IN NET ASSETS	57,742,377	31,606,775
NET ASSETS
Beginning of period	193,837,048	162,230,273
End of period (including undistributed net investment income of $763,781 and $51,101, respectively)	$251,579,425	$193,837,048
FUND SHARE TRANSACTIONS
Shares sold	2,677,182	3,559,455
Shares issued for reinvested distributions	-	108,496
Shares redeemed	(1,084,251)	(1,567,067)
NET INCREASE IN FUND SHARES	1,592,931	2,100,884
* Net of redemption fees of:	$7,256	$35,663

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)  June 30, 2016

Note 1 – Organization and Significant Accounting Policies

Mairs & Power Funds Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Mairs & Power Growth Fund (the Growth Fund), Mairs & Power Balanced Fund (the Balanced Fund) and Mairs & Power Small Cap Fund (the Small Cap Fund) (individually a Fund and collectively the Funds) are series within the Trust. The objective of the Growth Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation. The objective of the Balanced Fund is to provide capital growth, current income and preservation of capital. The objective of the Small Cap Fund is to seek above-average, long-term appreciation. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Significant accounting policies of the Funds are as follows:

Security Valuations

Security valuations for each Fund's investments are furnished by independent pricing services that have been approved by the Trust's Board of Trustees (the Board). Investments in listed equity securities are valued at the last quoted sale price on the securities exchange on which such securities are principally traded or at the NASDAQ Official Closing Price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are valued at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued at the bid price furnished by an independent pricing service. Debt obligations with 60 days or less remaining until maturity may be valued at the bid price furnished by an independent pricing service and in certain circumstances may be valued at their amortized cost, which approximates fair value. Pricing service prices for debt obligations are based on various evaluative and matrix-based methodologies and models that use market inputs such as market transactions, dealer quotations, benchmark yields and issuer, industry and economic events. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity and ratings.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from two or more dealers that make markets in the securities. When market quotations are not readily available, or when the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Value Committee appointed by the Board, pursuant to procedures approved by the Board.

When determining the value of a security, the Fair Value Committee takes into consideration all indications of value that appear relevant under the particular circumstances as well as fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is purchased or sold in addition to other more specific factors that may be applied on a case-by-case basis. Consequently, the value of the security used by a Fund may differ from a quoted or published price for the same security. Fair value pricing involves subjective judgments and it is possible that the fair value determined for the security is materially different than the value that could be realized upon the sale of that security. As of June 30, 2016, no securities were valued using this method.

Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2016

Note 1 – Organization and Significant Accounting Policies (continued)

Fair Valuation Measurements (continued)

and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the securities held by each Fund as of June 30, 2016:

	Growth Fund	Balanced Fund	Small Cap Fund
Level 1*	$4,244,535,618	$510,825,933	$251,853,379
Level 2**	-	249,863,003	-
Level 3	-	-	-
Total	$4,244,535,618	$760,688,936	$251,853,379

*  All Level 1 investments are equity securities (common stocks and preferred securities) and short-term investments.

**  All Level 2 investments are fixed income securities, excluding preferred securities.

For detail of securities by major sector classification for the Funds, please refer to the Schedules of Investments.

The Funds had no transfers amongst levels and did not hold any Level 3 investments during the period ended June 30, 2016.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date. Interest income, including the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Premiums and discounts are amortized using the effective interest method. Realized gains and losses are reported on an identified cost basis.

Income Taxes

Each Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). No provisions have been made for federal income taxes as it is the intention of each Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

As of June 30, 2016, the Trust did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all tax returns filed for the last three years.

At December 31, 2015, none of the Funds had capital loss carryforwards nor did they have any post-October losses for federal tax purposes.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2016

Note 1 – Organization and Significant Accounting Policies (continued)

Basis of Presentation

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Per a proposal presented and approved at the quarterly meeting of the Board held on May 17, 2016, the Trust will submit a request for a Private Letter Ruling to the Internal Revenue Service (IRS) on behalf of the Growth Fund and Balanced Fund requesting a change to the Funds' excise tax year end from December 31 to October 31. As of August 1, 2016, the Private Letter Ruling was submitted to the IRS.

Expense Allocation

Common expenses incurred by the Trust are allocated among the Funds based on their relative assets. Fund specific expenses are charged directly to the Fund that incurred the expense.

Recent Accounting Pronouncement

In August 2014, the FASB issued ASU No. 2014, Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern (ASU 2014-15). ASU 2014-15 requires management to evaluate whether there are conditions and events that raise substantial doubt about the entity's ability to continue as a going concern for annual reporting periods. The ASU will result in additional disclosures and will require certain disclosures if an entity concludes that substantial doubt exists and will require disclosure of plans to alleviate that doubt. It is effective for annual periods ending after December 15, 2016, and for annual periods thereafter, with early adoption permitted. This ASU is not expected to have any impact on the Funds' statements of assets and liabilities or statements of operations.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

The Adviser provides investment management services to the Funds under a written agreement (the Management Agreement) approved by the Board. Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the following annual rates:

	Growth Fund	Balanced Fund	Small Cap Fund
Up to $2.5 Billion	0.60%	0.60%	0.90%
Over $2.5 Billion	0.50%	0.60%	0.90%

The Adviser provides fund administration services to the Funds under a written fund administration servicing agreement approved by the Board. The fund administration fee paid to the Adviser is computed at an annual rate of 0.00281% of average daily net assets. Fund administration fees incurred for the six months ended June 30, 2016 and fund administration fees payable to the Adviser as of June 30, 2016 were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Fund administration fees incurred	$55,180	$9,636	$2,834
Fund administration fees payable	9,697	1,717	549

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2016

Note 2 – Related-Party Transactions (continued)

Investment Management and Fund Administration Fees (continued)

Pursuant to a sub-administration agreement between the Funds and U.S. Bancorp Fund Services, LLC (USBFS), the Funds are charged a sub-administration fee paid to USBFS. Sub-administration fees from USBFS incurred for the six months ended June 30, 2016 and sub-administration fees payable to USBFS as of June 30, 2016 were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Sub-administration fees paid	$361,248	$62,649	$13,338
Sub-administration fees payable	121,478	21,064	4,484

Trustees' Fees

The Funds pay compensation to the disinterested Trustees of the Trust. The Funds do not pay remuneration to officers or to Trustees who are officers, directors or employees of the Adviser.

Note 3 – Indemnifications

In the normal course of business, the Trust enters into contracts that contain general indemnifications to other parties. The Trust's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The Trust expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized capital gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Distributions to shareholders are determined in accordance with income tax regulations that may differ from GAAP, and due to the timing of the distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

The tax character of distributions paid during the six months ended June 30, 2016 and December 31, 2015, were as follows:

Six months ended June 30, 2016
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$29,347,042	$8,440,903	$-
Long-term capital gains	-	-	-
Total distributions paid	$29,347,042	$8,440,903	$-
Year ended December 31, 2015
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$58,959,603	$17,726,802	$775,082
Long-term capital gains	228,500,497	10,512,671	1,448,411
Total distributions paid	$287,460,100	$28,239,473	$2,223,493

Ordinary income distributions include net short-term capital gains. The Funds designate the long-term capital gains presented above as capital gains dividends under the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2016

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions (continued)

At December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Cost of investments	$2,201,372,074	$548,315,260	$175,662,747
Gross unrealized appreciation	$1,726,586,535	$138,348,665	$34,471,597
Gross unrealized depreciation	(105,265,948)	(23,073,353)	(16,308,276)
Net unrealized appreciation	$1,621,320,587	$115,275,312	$18,163,321
Undistributed ordinary income	$311,161	$51,894	$51,101
Undistributed long-term capital gains	3,038,932	-	1,361,243
Total distributable earnings	$3,350,093	$51,894	$1,412,344
Other accumulated earnings	-	-	-
Total accumulated earnings	$1,624,670,680	$115,327,206	$19,575,665

The difference between book basis and tax basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales and the tax cost basis adjustment due to receipt of return of capital distributions from certain investments.

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the six months ended June 30, 2016 were as follows:

	Purchases	Sales
Growth Fund	$283,049,439	$247,388,447
Balanced Fund	105,014,737	39,914,330
Small Cap Fund	64,008,684	29,176,693

Purchases and sales of government securities during the six months ended June 30, 2016 were as follows:

	Purchases	Sales
Growth Fund	$-	$-
Balanced Fund	1,857,143	19,239,143
Small Cap Fund	-	-

Note 5 – Transactions With Affiliated Companies

The Growth Fund owned 5% or more of the voting securities of the following companies during the six months ended June 30, 2016. As a result, these companies are deemed to be affiliates of the Growth Fund as defined by the 1940 Act. Transactions during the period in these securities of affiliated companies were as follows:

Growth Fund

	Share Activity
Security Name	Balance 12/31/15	Purchases	Sales	Balance 06/30/16	Dividend Income	Fair Value at 06/30/16
MTS Systems Corp (1)	982,849	-	259,714	723,135	$237,000	$31,702,239
NVE Corp	348,891	-	-	348,891	697,782	20,462,457
					$934,782	$52,164,696

(1)  Issuer was not an affiliate as of June 30, 2016 due to sales during the period. Dividend income is for the period in 2016 that the company was deemed an affiliate.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2016

Note 6 – Subsequent Events

On August 15, 2016, the Small Cap Fund filed a supplement to its Statutory Prospectus, Summary Prospectus and Statement of Additional Information. Effective as of the close of business on September 30, 2016, the Small Cap Fund will be closed to new investors. The closing is intended to promote long-term investments in the Fund, thereby contributing to a more stable asset base and the continued efficient management of the Fund.

Mairs & Power Growth Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2016 (1)	2015	2014	2013	2012	2011
	(unaudited)
Per Share
Net asset value, beginning of period	$104.44	$116.20	$111.09	$83.95	$70.78	$72.16
Income from investment operations:
Net investment income	0.81	1.68	1.54	1.23	1.33	1.01
Net realized and unrealized gain (loss)	10.71	(5.17)	7.48	28.58	14.08	(0.45)
Total from investment operations	11.52	(3.49)	9.02	29.81	15.41	0.56
Distributions to shareholders from:
Net investment income	(0.80)	(1.67)	(1.53)	(1.23)	(1.34)	(1.00)
Net realized gains on investments sold	-	(6.60)	(2.38)	(1.44)	(0.90)	(0.94)
Total distributions	(0.80)	(8.27)	(3.91)	(2.67)	(2.24)	(1.94)
Net asset value, end of period	$115.16	$104.44	$116.20	$111.09	$83.95	$70.78
Total investment return	11.03%	(3.07)%	8.12%	35.64%	21.91%	0.74%
Net assets, end of period, in thousands	$4,255,624	$3,837,264	$4,297,475	$3,964,530	$2,498,207	$1,975,127
Ratios/supplemental data:
Ratio of expenses to average net assets	0.66%	0.65%	0.65%	0.67%	0.70%	0.72%
Ratio of net investment income to average net assets	1.50	1.43	1.36	1.27	1.69	1.40
Portfolio turnover rate	6.30	9.64	6.42	3.79	1.58	2.78

(1)  For the six months ended June 30, 2016, all ratios have been annualized except total investment return and portfolio turnover.

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2016 (1)	2015	2014	2013	2012	2011
	(unaudited)
Per Share
Net asset value, beginning of period	$81.16	$86.79	$82.31	$70.83	$62.15	$62.01
Income from investment operations:
Net investment income	1.01	2.14	1.98	1.79	1.89	1.85
Net realized and unrealized gain (loss)	5.74	(4.34)	4.59	11.58	8.79	0.13
Total from investment operations	6.75	(2.20)	6.57	13.37	10.68	1.98
Distributions to shareholders from:
Net investment income	(1.00)	(2.13)	(2.00)	(1.78)	(1.91)	(1.83)
Net realized gains on investments sold	-	(1.30)	(0.09)	(0.11)	(0.09)	(0.01)
Total distributions	(1.00)	(3.43)	(2.09)	(1.89)	(2.00)	(1.84)
Net asset value, end of period	$86.91	$81.16	$86.79	$82.31	$70.83	$62.15
Total investment return	8.35%	(2.54)%	8.04%	19.02%	17.34%	3.23%
Net assets, end of period, in thousands	$762,814	$667,680	$722,863	$564,315	$286,910	$186,660
Ratios/supplemental data:
Ratio of expenses to average net assets	0.72%	0.73%	0.72%	0.72%	0.74%	0.79%
Ratio of net investment income to average net assets	2.48	2.49	2.39	2.43	2.94	2.99
Portfolio turnover rate	8.78	14.05	4.53	3.02	5.46	9.12

(1)  For the six months ended June 30, 2016, all ratios have been annualized except total investment return and portfolio turnover.

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,							August 11, 2011 * Through
	June 30, 2016 (1)	2015		2014		2013		2012	December 31, 2011 (1)
	(unaudited)
Per Share
Net asset value, beginning of period	$19.48	$20.67		$19.78		$14.49		$11.21	$10.00
Income from investment operations:
Net investment income	0.07	0.08		0.08		0.06		0.01	0.01
Net realized and unrealized gain (loss)	2.24	(1.04)		1.25		5.56		3.42	1.20
Total from investment operations	2.31	(0.96)		1.33		5.62		3.43	1.21
Distributions to shareholders from:
Net investment income	—	(0.08)		(0.07)		(0.06)		(0.02)	—
Net realized gains on investments sold	—	(0.15)		(0.37)		(0.27)		(0.13)	—
Redemption fees (2)	— (3)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	—	—
Total distributions	—	(0.23)		(0.44)		(0.33)		(0.15)	—
Net asset value, end of period	$21.79	$19.48		$20.67		$19.78		$14.49	$11.21
Total investment return	11.86%	(4.68)%		6.73%		38.75%		30.60%	12.10%
Net assets, end of period, in thousands	$251,579	$193,837		$162,230		$111,486		$41,644	$5,194
Ratios/supplemental data:

Ratio of expenses to average net assets

Before expense reimbursement(4)	1.07%	1.06%	1.07%	1.17%	1.73%	7.98%
After expense reimbursement(4)	1.07	1.06	1.07	1.17	1.25	1.25
Ratio of net investment income to average net assets
Before expense reimbursement(4)	0.71%	0.43%	0.43%	0.37%	(0.14)%	(6.41)%
After expense reimbursement(4)	0.71	0.43	0.43	0.37	0.34	0.32
Portfolio turnover rate	14.34	23.27	15.85	34.91	6.93	4.52

* Commencement of operations.

(1)  For the periods ended June 30, 2016 and December 31, 2011, all ratios have been annualized except total investment return and portfolio turnover.

(2)  The Fund charges a 1.00% redemption fee on shares held 180 days or less.

(3)  Amount per share is less than $0.005.

(4)  The Adviser has agreed to waive the Small Cap Fund's investment management and fund administration fees and reimburse expenses to the extent necessary to prevent total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses (which are indirect fees and expenses that funds incur from investing in the shares of other mutual funds, such as money market funds), other investment-related costs and other extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Small Cap Fund's business) from exceeding 1.25% of daily net assets through April 30, 2015. The arrangement terminated on April 30, 2015.

See accompanying Notes to Financial Statements.

FUND EXPENSES (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including redemption fees and (2) ongoing expenses for the operation of the Funds (e.g., asset-based charges, such as investment management fees). The Funds are "no-load" mutual funds. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Funds' expenses during the period January 1, 2016 through June 30, 2016 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the tables below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expenses and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Funds with the ongoing costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that these hypothetical examples highlight ongoing costs only. They may not be used to estimate the actual ending account balances or expenses you paid during the period and will not help you determine the relative total costs of owning different funds.

Mairs & Power Growth Fund

	Beginning Account Value 01/01/2016	Ending Account Value 06/30/2016	Expenses Paid During Period *
Actual return	$1,000.00	$1,110.30	$3.46
Hypothetical assumed 5% return	$1,000.00	$1,021.58	$3.32

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.66%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (182 days), divided by 366 days.

Mairs & Power Balanced Fund

	Beginning Account Value 01/01/2016	Ending Account Value 06/30/2016	Expenses Paid During Period *
Actual return	$1,000.00	$1,083.50	$3.73
Hypothetical assumed 5% return	$1,000.00	$1,021.28	$3.62

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.72%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (182 days), divided by 366 days.

FUND EXPENSES (unaudited) (continued)

Mairs & Power Small Cap Fund

	Beginning Account Value 01/01/2016	Ending Account Value 06/30/2016	Expenses Paid During Period *
Actual return	$1,000.00	$1,118.60	$5.64
Hypothetical assumed 5% return	$1,000.00	$1,019.54	$5.37

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.07%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (182 days), divided by 366 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Trust files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The Trust's Forms N-Q and N-CSR are available on the SEC's website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The schedule of portfolio holdings is also printed in the Trust's semi-annual and annual reports to shareholders, which are available without charge by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com.

A complete copy of the Trust's portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund's website at www.mairsandpower.com.

BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited)

The Board of Trustees (the Trustees) unanimously approved the renewal of the Agreement for Investment Counsel Service (the Advisory Contract) between Mairs & Power Funds Trust (the Trust) on behalf of the Mairs & Power Growth Fund (the Growth Fund), the Mairs & Power Balanced Fund (the Balanced Fund) and the Mairs & Power Small Cap Fund (the Small Cap Fund) (each, a Fund and together, the Funds) and Mairs & Power, Inc. (the Adviser) at a meeting of the Board of Trustees held on May 17, 2016. In evaluating the Advisory Contract, the Trustees took into account their cumulative experience with the Adviser and their ongoing review and discussion with the Funds' portfolio managers at meetings throughout the year.

In preparation for the May 17, 2016 meeting, the Adviser provided the Trustees with extensive materials that are relevant to the Trustees' consideration of the Advisory Contract. As part of their discussion at the May 17 meeting, the independent Trustees discussed the materials and the proposed renewal of the Advisory Contract in executive session with legal counsel present, but with no representatives of the Adviser being present. In reaching their decision to renew the Advisory Contract with the Adviser, the Trustees considered all factors they believed to be relevant. Each of these factors and the conclusions reached by the Trustees with respect to these factors helped form the basis for the decision to renew the Advisory Contract with the Adviser and are discussed below. In their deliberations, the Trustees did not identify any single factor as determinative.

Nature, Extent and Quality of Services

With respect to the quality and extent of the Adviser's services provided to the Funds, the Trustees noted the Funds' long-term performance record, as discussed in more detail below under "Investment Performance." The Trustees considered the Adviser's experience as an investment adviser, the investments it has made in the advisory business, including the hiring of new personnel, and the services it would continue to provide the Funds and their shareholders under the Advisory Contract. The Trustees considered the Adviser's disciplined investment decision-making process, including its emphasis on companies located in the Upper Midwest and the Durable

BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited) (continued)

Competitive Advantage analysis performed to identify companies with sustainable long-term growth. With respect to the Balanced Fund, the Trustees considered the Adviser's fundamental analysis and credit monitoring of debt securities. The Trustees also took into account other components of the services provided by the Adviser to the Funds, such as the Adviser's distribution strategy, the Adviser's risk management system and results of the most recent compliance review. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided by the Adviser under the Advisory Contract.

Investment Performance

In reviewing the Funds' performance, the Trustees considered the information provided in connection with the May 17, 2016 Board meeting, noting that they also receive detailed performance information at each regular Board meeting during the year as well as an in depth review of prior year performance at the February Board meeting. At the May 17, 2016 meeting, the Trustees considered the investment results for the Funds compared to those mutual funds with similar investment objectives as determined by Morningstar, a representative peer group of funds with similar investment objectives and strategies as determined by the Adviser and to each Fund's respective performance benchmarks. With respect to the Growth Fund and the Balanced Fund, the Trustees reviewed comparative performance information for the one-, three-, five-, ten-year and since-inception periods ending December 31, 2015. The Trustees noted that the performance of the Growth Fund had trailed the benchmark and Morningstar category averages over the one-year period but had exceeded the peer group average over such period. The Board considered the Adviser's commentary with respect to the Growth Fund's relative performance in 2015, including the effect of the Adviser's multi-cap approach. The Trustees noted that the Growth Fund had outperformed the average return of the peer group and Morningstar category for the five- and ten-year periods, had underperformed the benchmark for the five-year period and had outperformed the benchmark for the ten-year period.

The Balanced Fund's performance trailed the average return of the peer group, Morningstar category and composite index for the one-year period. The Board considered the Adviser's explanation for the Fund's underperformance in 2015, including the effect of certain sectors and the poor performance of corporate bonds. The Balanced Fund's performance exceeded the returns of the peer group and Morningstar category over the five- and ten-year periods, lagged the composite index for the five-year period and outperformed the composite index for the ten-year period.

With respect to the Small Cap Fund, the Trustees reviewed comparative performance information for the one-year, three-year and since-inception periods ended December 31, 2015. The Trustees noted that the Small Cap Fund's performance has exceeded its peer group average and Morningstar category average but trailed its benchmark index during the one- and three-year periods. The Board noted the Adviser's discussion of stock selection as the driver of relative performance in 2015. The Fund outperformed the benchmark index and peer group average for the since-inception period. Based upon their review, the Trustees concluded that each Fund's investment performance has been satisfactory.

Management Fees

In evaluating the level of the management fees paid to the Adviser, the Trustees considered both the amount of the fees and the overall expenses of the Funds, compared to those of other similar mutual funds, as well as the quality and quantity of advisory and other services provided by the Adviser. The Trustees noted that the net management fee paid to the Adviser by the Growth Fund is below the average fees for the Morningstar peer group and for the peer group of competitive funds identified by the Adviser. The management fee for the Balanced Fund is below the Morningstar category average and the peer group average. Additionally, the Trustees noted that the Growth Fund's and Balanced Fund's total expense ratios are below the average total expense ratios of funds in their Morningstar peer groups and the competitive funds identified by the Adviser. With respect to the Small Cap Fund, the Trustees noted that while the management fee was slightly above the Morningstar average, the management fee was below the peer group average and the Fund's total expense ratio was below the Morningstar and peer group averages.

The Trustees then reviewed the fees the Adviser charges its non-mutual fund advisory clients, including retirement funds, other institutional clients and individuals (Advisory Clients) with investment objectives similar to those of

BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited) (continued)

the Growth Fund and Balanced Fund. The Adviser provided the Trustees with information about the fee schedule for Advisory Clients and the differences in the scope of services provided to its Advisory Clients compared with the scope of those it provides to the Funds. In addition, the Trustees reviewed the investment advisory fee charged to an institutional client of the Adviser for sub-advisory services in the small cap mandate. The Trustees noted that the Adviser provides certain services to the Funds that are not provided to Advisory Clients and the sub-advised account, such as office facilities and Fund officers. In addition, the level of investment decision-making is generally higher with respect to the Funds, particularly for the Growth Fund and Balanced Fund where cash flows result in purchase and sale decisions made by the Adviser almost every trading day. Having considered all of these factors, the Trustees concluded that the Funds' management fees are fair and reasonable for the services provided.

Costs of Services Provided and Profitability to the Adviser

The Trustees reviewed information regarding the Adviser's overall profitability as well as the allocation of profitability between Advisory Clients and the Funds. The profitability of the mutual fund business was further broken down among the Growth, Balanced and Small Cap Funds, as applicable. The Trustees reviewed the Adviser's financial assumptions and methods of expense allocation used. The Trustees noted that the profitability calculation includes fees received by the Adviser under both the Fund Administration Servicing Agreement and the Advisory Contract. The Trustees believe that the Adviser should be entitled to earn a reasonable level of profit for the services it provides to the Funds. The Trustees also reviewed the Adviser's financial condition and determined it to be sound. Based on their review, the Trustees concluded that the Adviser's level of profitability from its relationship with the Funds is reasonable.

Other Benefits

The Trustees considered the benefits to the Adviser from soft dollar arrangements whereby the Adviser receives proprietary investment research services from broker-dealers that execute the Funds' purchases and sales of securities, including invitations to conferences, meetings with company management and general research. As a general matter, the research services received from broker-dealers are used to service all accounts that invest in equity securities. The Trustees received and reviewed information concerning the Funds' brokerage commissions and allocation of Fund brokerage. The Trustees recognized that the Adviser's profitability would be lower if it did not receive proprietary research for soft dollars in connection with the Funds' brokerage activity. In addition, the Trustees considered that the Adviser's Advisory Clients benefit from access to and research obtained from brokers executing trades on behalf of the Funds. While difficult to measure, the Trustees concluded that the benefits the Adviser receives in this way are fairly modest, given the Funds' relatively low portfolio turnover rates and the research capability that the Adviser itself maintains. The Trustees noted that the Adviser derives reputational benefits from its association with the Funds as well. The Trustees considered the nature and amount of fees paid by the Funds for administrative services provided by the Adviser under the Fund Administration Servicing Agreement. The Trustees concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable.

Economies of Scale

The Trustees reviewed the extent to which economies of scale may be realized as the Funds increase in size. The Trustees considered the asset levels in each of the Funds. The Trustees noted that the Adviser's approach has been to keep costs to the Funds as low as reasonably possible, including management fee levels. At the same time, the Adviser believes, and the Trustees concur, that it is entitled to earn reasonable returns on its mutual fund business. The Adviser acknowledged that while it is difficult to pinpoint the economies of scale to be realized by the Funds at any particular asset level, there is no question that such economies exist. Accordingly, the Adviser, under the terms of the Advisory Contract for the Growth Fund, established a breakpoint at the $2.5 billion asset level. The breakpoint reduces the management fee applicable to assets managed in excess of $2.5 billion from 60 basis points (0.6 of 1%) to 50 basis points (0.5 of 1%). The Trustees reaffirmed their conclusion that establishing this breakpoint at $2.5 billion forms a reasonable basis for having management fee levels reflect economies of scale for the benefit of Growth Fund shareholders. The Adviser believes, and the Trustees concur, that the consideration of establishing a breakpoint at certain asset levels would be an appropriate way for the Adviser to share its economies of scale in the

BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited) (continued)

event that the Balanced Fund continues to increase in size. The Trustees considered the Adviser's commitment to consider such a breakpoint in the future. Considering their current level of assets, the Trustees concluded that the absence of breakpoints in the management fee for the Balanced Fund and Small Cap Fund is reasonable at this time.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Trust intends to reduce the number of duplicate Summary Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call Shareholder Services at (800) 304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Trust will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

PRIVACY POLICY NOTICE (unaudited)

Our Promise to You

As a shareholder of the Mairs & Power Mutual Funds (Funds), you share both personal and financial information with us. Your privacy is important to us, and we are dedicated to safeguarding your personal and financial information.

Information Provided by Shareholders

In the normal course of doing business, we typically obtain the following non-public personal information about our shareholders:

•  Personal information regarding our shareholders' identity such as name, address and social security number;

•  Information regarding fund transactions effected by us; and

•  Shareholder financial information such as net-worth, assets, income, bank account information and account balances.

How We Manage and Protect Your Personal Information

We do not sell information about current or former shareholders to third parties, nor is it our practice to disclose such information to third parties unless requested or permitted to do so by a shareholder or shareholder representative or, if necessary, in order to process a transaction, service an account or as permitted by law. Additionally, we may share information with outside companies that perform administrative services for us. However, our arrangements with these service providers require them to treat your information as confidential.

In order to protect your personal information, we maintain physical, electronic and procedural safeguards to protect your personal information. Our Privacy Policy restricts the use of shareholder information and requires that it be held in strict confidence.

Shareholder Notifications

We are required by law to annually provide a notice describing our privacy policy. In addition, we will inform you promptly if there are changes to our policy. Please contact us at (800) 304-7404 with questions about this notice.

OTHER INFORMATION (unaudited)

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. An investor should consider the Funds' investment objectives, risks and expenses carefully before investing or sending money. This and other important information can be found in the Funds' summary prospectuses and full prospectus. To obtain a prospectus, please call Shareholder Services at (800) 304-7404 or visit the Funds' website at www.mairsandpower.com. Please read the prospectus carefully before investing.

This report includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

MAIRS & POWER FUNDS TRUST

Mairs & Power Growth Fund, established 1958

Mairs & Power Balanced Fund, established 1961

Mairs & Power Small Cap Fund, established 2011

A No-Load Funds Trust

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Trust's website at:
www.mairsandpower.com

Investment Manager

Mairs & Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Mairs & Power Funds Trust
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-0701

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

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Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1)   Code of Ethics

Mairs & Power Funds Trust Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Attached as exhibit 12(a)(1) to this form.

(2)   Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

(3)   Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Attached as exhibit 12(b) to this form.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs & Power Funds Trust

By (Signature and Title)*	/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	9-1-16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	9-1-16

By (Signature and Title)*	/s/ Andrea C. Stimmel
Andrea C. Stimmel, Treasurer
Principal Financial Officer

Date	9-1-16

* Print the name and title of each signing officer under his or her signature.

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